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                                                                  EXHIBIT 10.3.1


              SAFETY-KLEEN CORP. SEVERANCE AGREEMENT PARTICIPANTS



John G. Johnson, Jr.           President and Chief Executive Officer
Hyman K. Bielsky               Senior Vice President/General Counsel
James L. Breece                Vice President, Technical
Roy D. Bullinger               Senior Vice President, Business Management
                                 and Marketing
Robert J. Burian               Senior Vice President, Human Resources
Michael H. Carney              Senior Vice President, Marketing Services
                                 and Customer Care
Glenn R. Casbourne             Vice President, Engineering
Joseph Chalhoub                Senior Vice President, Processing,
                                 Engineering & Oil Recovery
David A. Dattilo               Senior Vice President, Sales and Service
Scott E. Fore                  Senior Vice President,
                                 Environment, Health & Safety
F. Henry Habicht, II           Senior Vice President, Strategic/
                                 Environmental Planning
William P. Kasko               Senior Vice President, Operations and
                                 Information
Ulisse Marini                  Vice President, Recycle Center Operations
Clyde R. Phillips              Divisional Vice President
Clark J. Rose                  Vice President, Technical Services
Laurence M. Rudnick            Treasurer
Clifford J. Schulz             Controller
Robert W. Willmschen, Jr.      Senior Vice President, Finance